                                                                    EXHIBIT 99.1
================================================================================

                                                        Monthly Operating Report

CASE NAME:    Physicians Resource Group, Inc.                 ACCRUAL Basis

CASE NUMBER:  00-30748-RCM

JUDGE:        Robert C. McGuire



                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                DALLAS DIVISION

                        MONTH ENDING: February 29, 2000





 I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS KNOWLEDGE.



     RESPONSIBLE PARTY:

 /s/ Michael W. Yeary                            Chief Restructuring Officer
-----------------------------------------     ----------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE


     Michael W. Yeary                                     20-Mar-00
-----------------------------------------     ----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE


     PREPARER:

 /s/ Karen G. Nicolaou                              Controller - Secretary
-----------------------------------------     ----------------------------------
ORIGINAL SIGNATURE OF PREPARER                              TITLE


     Karen G. Nicolaou                                    20-Mar-00
-----------------------------------------     ----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE

                                                        Monthly Operating Report

                                                            ACCRUAL BASIS-1

CASE NAME: PHYSICIANS RESOURCE GROUP, INC.

CASE NUMBER: 00-30748-RCM


COMPARATIVE BALANCE SHEET UNAUDITED

                                               ********AMOUNTS ARE UNAUDITED*******
                                                         SCHEDULE          JANUARY          FEBRUARY           MARCH
ASSETS                                                  AMOUNT (1)*
               1       UNRESTRICTED CASH                 46,847,552                 -       48,483,735
               2       RESTRICTED CASH                      899,566                 -          905,566
               3       TOTAL CASH                        47,747,118                 -       49,389,301
               4       ACCOUNTS RECEIVABLE (NET)          2,963,426                 -           16,144
               5       INVENTORY                                  -                 -                -
               6       NOTES REC (SEE SCHEDULE)             529,848                 -          529,878
               7       PREPAID EXPENSES                   2,643,776                 -        2,389,823
               8       OTHER (ATTACH LIST)                        -                 -          399,558
               9       TOTAL CURRENT ASSETS              53,884,168                 -       52,724,703
              10       PROPERTY, PLANT & EQUIPMENT          201,837                 -        4,525,708
              11       LESS: ACCUM DEPRECATION                    -                 -       (3,281,910)
              12       NET PROPERTY, PLANT & EQUIP          201,837                 -        1,243,797
              13       DUE FROM INSIDERS                          -                 -                -
              14       OTHER ASSETS NET (ATTACH          80,910,621                 -       76,928,562
                       LIST)
              15       OTHER (ATTACH LIST)                   40,390                 -           40,390
              16       TOTAL ASSETS                     135,037,016                 -      130,937,453
POSTPETITION
LIABILITIES
              17       ACCOUNTS PAYABLE                                             -            6,650
              18       TAXES PAYABLE                                                -                -
              19       NOTES PAYABLE                                                -                -
              20       PROFESSIONAL FEES                                            -          435,600
              21       SECURED DEBT                                                 -                -
              22       OTHER (ATTACH LIST)                                          -          131,847
              23       TOTAL POSTPETITION                                           -          574,097
                       LIABILITIES
PREPETITION
LIABILITIES
              24       SECURED DEBT                               -                 -                -
              25       PRIORITY DEBT                        569,603                 -          569,603
              26       UNSECURED DEBT                   135,307,165                 -      140,764,905
              27       OTHER (ATTACH LIST)                        -                 -          442,726
              28       TOTAL PREPETITION LIABILITIES    135,876,768                 -      141,777,233
              29       TOTAL LIABILITIES                135,876,768                 -      142,351,330
EQUITY
              30       PREPETITION OWNERS EQUITY           (839,752)                -      (10,668,451)
              31       POSTPETITION CUMULATIVE                                      -         (745,427)
                       PROFIT OR (LOSS)
              32       DIRECT CHARGES TO EQUITY                                     -                -
                       (ATTACH EXPLANATION)
              33       TOTAL EQUITY                        (839,752)                -      (11,413,878)
              34       TOTAL LIABILITIES & OWNERS       135,037,016                 -      130,937,452
                       EQUITY

* The balances reported in the "Schedule Amount" column represent the "current market value of the debtors interest in property, without deducting any secured claim or exemption." The balances in the "February" column represent Physician Resources Group, Inc.'s historical cost basis in the asset net of any allowance for the impairment of the asset.

(1) Amounts included under the "Scheduled Amount" caption have been updated to reflect changes in reported amounts subsequent to filing the debtor's Statement of Financial Affairs. PRG has filed amendments to the original "Statement of Financial Affairs" and will continue to do so as an when appropriate.

                                                        DETAIL SCHEDULE
                                                        ACCRUAL BASIS 1

CASE NAME: PHYSICIANS RESOURCE GROUP, INC.

CASE NUMBER: 00-30748-RCM                               MONTH: February 2000


                                                                       **** AMOUNTS ARE UNAUDITED ****
    ITEM                                                                SCHEDULE
     NO                                      DESCRIPTION                 AMOUNT           JANUARY            FEBRUARY        MARCH
-----------------------------------------------------------------------------------------------------------------------------------
6                NOTES RECEIVABLE
                 -----------------------------------------
                 E. MOORE                                               2,225,000                             2,225,000
                 HALEY                                                     77,215                                77,215
                 WYLL                                                      76,227                                76,227
                 WESTFIELD                                                250,000                               250,000
                 FRITCH                                                   300,000                               300,000
                 SHAFRON                                                   60,000                                60,000
                 WILEY                                                    150,000                               150,000
                 DOCTORS VISION CENTER                                    146,314                               146,314
                                                                      -----------                           -----------
                 TOTAL NOTES RECEIVABLE                                 3,284,756                             3,284,756
                 ESTIMATED RESERVE AMOUNT                              (2,754,878)                           (2,754,878)
                                                                      -----------                           -----------
                 ESTIMATED NET PRINCIPAL BALANCE                          529,878                               529,878
                                                                      ===========                           ===========

7                PREPAID EXPENSES
                 -----------------------------------------

                 INSURANCE PREMIUMS                                     1,118,669                             1,042,041
                 RESOURCES CONNECTION - RETAINER/FEES                      92,574                                63,673
                 GEORGE, DONALDSON & FORD - RETAINER                       35,000                                35,000
                 ANDREWS & KURTH - RETAINER                               283,863                               283,863
                 ARENT FOX KINTER PLOTKIN & KAHN - RETAINER                14,926                                14,926
                 HORNTHAL PILEY ELLIS & MALLAND - RETAINER                  3,500                                 3,500
                 JAMES E. BOREN - RETAINER                                  8,709                                 8,709
                 LEE & McINNISH - RETAINER                                    709                                   709
                 MUNSCH HARDT KOPF & HARR - RETAINER                       10,000                                10,000
                 NEAL & HARWELL -RETAINER                                   3,611                                 3,611
                 FARRIS MATTHEWS BRANAN BOBANGO -RETAINER                   7,218                                 7,218
                 SMYSER, KAPLAN & VESELKA -RETAINER                        50,000                                50,000
                 HOULIHAN & LOKEY - RETAINER                               35,000                                35,000
                 JACKSON & WALKER - RETAINER                              250,000                               250,000
                 JONES DAY REAVIS & POGUE -RETAINER                        75,000                                75,000
                 MANN FRANKFORT -RETAINER                                  80,000                                80,000
                 LAURA JAMES -RETAINER                                     20,000                                20,000
                 DICKSON FLATO -RETAINER                                   20,000                                20,000
                 GRUBB CONSULTING -RETAINER                                 8,400                                 8,400
                 CLOUGH & DOUGHERTY, PLLC -RETAINER                        12,500                                12,500
                 QUANTUM INTERESTS/DAVID HORN -RETAINER                    80,000                                40,000
                 TONY ROVINSKY -RETAINER                                    8,000                                 8,000
                 DAVID SEGERS -RETAINER                                     6,600                                 6,600
                 AM SURG - PREPAID MANAGEMENT FEES                        228,453                               174,289
                 5005 RIVERWAY - PREPAID RENT                             143,677                               134,085
                 14800 LANDMARK - PREPAID RENT                             38,793
                 BAKERSFIELD CBO - PREPAID RENT                             3,174
                 ORLANDO CBO - PREPAID RENT                                 5,400                                 2,700
                                                                      -----------                           -----------

                 TOTAL PREPAID EXPENSES                                 2,643,776                             2,389,823          1
                                                                      ===========                           ===========


8                OTHER CURRENT ASSETS
                 -----------------------------------------

                 ACCRUED INTEREST ON NOTES RECEIVABLE                           -                               399,558
                                                                      -----------                           -----------

                 TOTAL OTHER CURRENT ASSETS                                     -                               399,558
                                                                      ===========                           ===========


14               OTHER ASSETS NET OF AMORTIZATION
                 -----------------------------------------

                 INVESTMENTS IN SUBSIDIARIES                                             80,910,621                    76,928,562
                                                                                        -----------                   -----------

                 TOTAL OTHER ASSETS NET OF AMORTIZATION                                  80,910,621                    76,928,562
                                                                                        ===========                   ===========

                 PRG HOLDS EQUITY INTERESTS IN APPROXIMATELY SEVENTY-FIVE
                 MANAGEMENT SERVICE ORGANIZATIONS AND AMBULATORY SURGICAL
                 CENTERS. FOR AMOUNTS INCLUDED IN THE "SCHEDULE" COLUMN, PRG HAS
                 ESTIMATED THE CURRENT MARKET VALUE FOR THESE INTERESTS
                 DISCOUNTED APPROPRIATELY FOR THE UNCERTAINTITIES ASSOCAITED
                 WITH REALIZING SUCH VALUE TO BE $80,910,621, EXCLUDING THE
                 VALUE OF POTENTIAL CLAIMS WHICH MAY BE ASSERTED AGAINST THE
                 PRACTICES BY PRG. "FEBRUARY" BALANCES REPRESENT HISTORICAL COST
                 BASIS LESS ANY RESERVE FOR IMPAIRMENT OF THE ASSET.


15               OTHER NON-CURRENT ASSETS
                 -----------------------------------------

                 DEPOSIT - CMD REALTY INVESTMENT DALLAS                                      38,790                        38,790
                 DEPOSIT - CATALINA BARBER CORP BAKERSFIELD                                   1,600                         1,600
                                                                                        -----------                   -----------

                 TOTAL OTHER NON-CURRENT ASSETS                                              40,390                        40,390
                                                                                        ===========                   ===========


27               OTHER PRE-PETITION LIABILITIES
                 -----------------------------------------

                 EMPLOYMENT TAX & W/H LIABILITY ESCROW                                            -                       442,726 *
                                                                                        -----------                   -----------

                 TOTAL OTHER PRE PETITION LIABILITIES                                             -                       442,726
                                                                                        ===========                   ===========

              *  Accrued liability for adjustments which may arise from Ernst &
                 Young's review of IRS transcripts of employment tax activity of Physicians Resource Group, Inc. and affiliated entities. This amount is included in the Restricted Cash Balance.

                                                        Monthly Operating Report
      CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                            ACCRUAL BASIS-2
      CASE NUMBER: 00-30748-RCM




    INCOME STATEMENT                 ****** AMOUNTS ARE UNAUDITED ******
    UNAUDITED

                                                              JANUARY          FEBRUARY           MARCH           QUARTER
                                                                                                                   TOTAL
    REVENUES
                 1     GROSS REVENUES                              -                -                                  -
                 2     LESS: RETURNS & DISCOUNTS                   -                -                                  -
                 3     NET REVENUE                                 -                -                 -                -
    COST OF GOODS SOLD
                 4     MATERIAL                                    -                -                                  -
                 5     DIRECT LABOR                                -                -                                  -
                 6     DIRECT OVERHEAD                             -                -                                  -
                 7     TOTAL COST OF GOODS SOLD                    -                -                 -                -
                 8     GROSS PROFIT                                -                -                 -                -
    OPERATING EXPENSES
                 9     OFFICER/INSIDER COMPENSATION                -           63,750                             63,750
                10     SELLING & MARKETING                         -                -                                  -
                11     GENERAL & ADMINISTRATIVE                    -          623,388                            623,388
                12     RENT & LEASE                                -           56,005                             56,005
                13     OTHER (ATTACH LIST)                         -           54,165                             54,165
                14     TOTAL OPERATING EXPENSES                    -          797,307                 -          797,307
                15     INCOME(LOSS) BEFORE                         -         (797,307)                -         (797,307)
                       NON-OPERATING INCOME & EXPENSE
    OTHER INCOME & EXPENSE
                16     NON-OPERATING INCOME                        -          551,357                            551,357
                17     NON-OPERATING EXPENSE                       -              108                                108
                18     INTEREST EXPENSE                            -                -                                  -
                19     DEPRECIATION/DEPLETION                      -           54,283                             54,283
                20     AMORTIZATION                                -                                                   -
                21     OTHER (ATTACH LIST)                         -                                                   -
                22     NET OTHER INCOME & EXPENSES                 -          496,966                 -          496,966
    REORGANIZATION EXPENSES
                23     PROFESSIONAL FEES                           -          443,836                            443,836
                24     U. S. TRUSTEE FEES                          -            1,250                              1,250
                25     OTHER (ATTACH LIST)                         -                                                   -
                26     TOTAL REORGANIZATION EXPENSES               -          445,086                 -          445,086
                27     INCOME TAX                                  -                                                   -
                28     NET PROFIT (LOSS)                           -         (745,427)                -         (745,427)

                                                         DETAIL SCHEDULES
                                                          ACCRUAL BASIS 2

CASE NAME: PHYSICIANS RESOURCE GROUP, INC.

CASE NUMBER: 00-30748-RCM                              MONTH:   February 2000
                                                                -------------

ITEM                                           *** AMOUNTS ARE UNAUDITED ***

NO                       DESCRIPTION                    JANUARY           FEBRUARY            MARCH
---------------------------------------------------------------------------------------------------
11              GENERAL & ADMINISTRATIVE:
                ---------------------------------------
                SALARIES                                                    221,522
                CONSULTING FEES                                             281,617
                PAYROLL TAXES                                                22,068
                INSURANCE                                                    61,938
                TRAVEL                                                        2,342
                LODGING                                                       1,036
                CONTRACT LABOR                                                7,473
                OFFICE SUPPLIES & EXPENSE                                     8,750
                POSTAGE & DELIVERY                                            6,586
                TELEPHONE                                                     4,220
                MAINTENANCE & REPAIR                                          4,508
                DATA PROCESSING                                               1,328
                                                                         ----------
                TOTAL GENERAL & ADMINISTRATIVE                              623,388             0
                                                                         ==========
13              OTHER OPERATING EXPENSES
                ---------------------------------------
                ASC MANAGEMENT FEES                                          54,165
                                                                         ----------
                TOTAL OTHER OPERATING EXPENSES                               54,165
                                                                         ==========

16              NON-OPERATING INCOME
                ---------------------------------------
                GAIN (LOSS) ON SALE OF ASSETS                                 4,066
                TAX REFUND                                                    6,664
                INTEREST INCOME                                             190,627
                LEGAL EXPENSE REIMBURSEMENT                                 350,000
                                                                         ----------
                TOTAL OTHER INCOME & EXPENSE                                551,357
                                                                         ==========

                                                    Monthly Operating Report
    CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                          ACCRUAL BASIS-3
    CASE NUMBER: 00-30748-RCM

                      ****** AMOUNTS ARE UNAUDITED ******


    CASH RECEIPTS AND                                       JANUARY          FEBRUARY          MARCH           QUARTER
    DISBURSEMENTS - UNAUDITED                                                                                   TOTAL
                 1     BEGINNING BALANCE                47,747,118       47,747,118       49,389,301       47,747,118
    RECEIPTS FROM OPERATIONS
                 2     CASH SALES                                -                                                  -
    COLLECTION OF ACCOUNTS RECEIVABLE
                 3     PREPETITION                               -                                                  -
                 4     POSTPETITION                              -                                                  -
                 5     TOTAL OPERATING RECEIPTS                  -                -                -                -
    NON-OPERATING RECEIPTS
                 6     LOANS & ADVANCES (ATTACH                  -                                                  -
                       LIST)
                 7     SALE OF ASSETS                            -                                                  -
                 8     OTHER (ATTACH LIST)                       -        2,100,148                         2,100,148
                 9     TOTAL NON-OPERATING RECEIPTS              -        2,100,148                         2,100,148
                10     TOTAL RECEIPTS                            -        2,100,148                         2,100,148
                11     TOTAL CASH AVAILABLE             47,747,118       49,847,266                        49,847,266
    OPERATING DISBURSEMENTS
                12     NET PAYROLL                               -          212,195                           212,195
                13     PAYROLL TAXES PAID                        -          214,427                           214,427
                14     SALES, USE & OTHER TAXES PAID             -                -                                 -
                15     SECURED/ RENTAL/ LEASES                   -              350                               350
                16     UTILITIES                                 -              923                               923
                17     INSURANCE                                 -            1,927                             1,927
                18     INVENTORY PURCHASES                       -                -                                 -
                19     VEHICLE EXPENSE                           -                -                                 -
                20     TRAVEL                                    -            3,377                             3,377
                21     ENTERTAINMENT - ONSITE MEALS              -              764                               764
                22     REPAIRS & MAINTENANCE                     -              456                               456
                23     SUPPLIES                                  -            6,066                             6,066
                24     ADVERTISING                               -                -                                 -
                25     OTHER (ATTACH LIST)                       -           17,479                            17,479
                26     TOTAL OPERATING                           -          457,965                -          457,965
                       DISBURSEMENTS
    REORGANIZATION FEES
                27     PROFESSIONAL FEES                         -                -                                 -
                28     U. S. TRUSTEE FEES                        -                -                                 -
                29     OTHER (ATTACH LIST)                       -                -                                 -
                30     TOTAL REORGANIZATION EXPENSES             -                -                                 -
                31     TOTAL DISBURSEMENTS                       -          457,965                -          457,965
                32     NET CASH FLOW                             -        1,642,183                -        1,642,183
                33     CASH - END OF MONTH              47,747,118       49,389,301       49,389,301       49,389,301




                                                          DETAIL SCHEDULES
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                 ACCRUAL BASIS 3

CASE NUMBER: 00-30748-RCM                                MONTH:  February 2000
                                                                 -------------

ITEM                                                            *** AMOUNTS ARE UNAUDITED ***

NO                              DESCRIPTION                       JANUARY           FEBRUARY            MARCH
-------------------------------------------------------------------------------------------------------------
                 NON OPERATING RECEIPTS
                 -------------------------------------------
7                SALE OF ASSETS:


                                                                                      ----------
                 SUB-TOTAL SALES OF ASSETS                                                     -
                                                                                      ==========
8                OTHER:

                 COLLECTION ON NOTE RECEIVABLE                                             1,074
                 COLLECTION ON RECEIVABLE                                              1,681,243
                 D & O INSURANCE CLAIM REFUND                                            350,000
                 TAX REFUNDS                                                              35,460
                 COBRA PAYMENTS RECEIVED                                                  13,346
                 REPAYMENT WORKING CAPITAL ADV                                            12,000
                 SALE OF FURNITURE & FIXTURES (REMOTE OFCS)                                6,654
                 REIMBURSEMENT OF ADMIN EXPENSES                                             371
                                                                                       ---------
                                                                                       2,100,148
                                                                                      ==========

                 TOTAL NON OPERATING RECEIPTS                                          2,100,148
                                                                                      ----------



25               OTHER OPERATING DISBURSEMENTS
                 -------------------------------------------

          61900  CONTRACT LABOR  -  OTHER                                                  6,732
          65800  PENALTIES & LATE FEES                                                       108
          69250  CONSULTING FEES                                                           8,616
          69300  DATA PROCESSING SERVICES                                                    623
          21250  TAX LIABILITY  -  CURRENT PORTION                                         1,400
                                                                                      ----------

                 TOTAL OTHER OPERATING DISBURSEMENTS                                      17,479
                                                                                      ==========

                                                        Monthly Operating Report

                                                             ACCRUAL BASIS-4


CASE NAME: PHYSICIANS RESOURCE GROUP, INC.

CASE NUMBER: 00-30748-RCM


**********ALL AMOUNTS ARE UNAUDITED**********

                                                        SCHEDULE         JANUARY          FEBRUARY          MARCH
    ACCOUNTS RECEIVABLE AGING                            AMOUNT
               1      0 - 60                                     -
               2      31 - 60                                    -
               3      61 - 90                                    -
               4      91 +                                       -
               5      TOTAL ACCOUNTS RECEIVABLE                  -                -                -                -
               6      AMOUNT CONSIDERED UNCORRECTABLE            -                -                -                -
               7      ACCOUNTS RECEIVABLE (NET)                  -                -                -                -


    AGING OF POSTPETITION TAXES                                              MONTH:       February 2000
    AND PAYABLES                                                                   --------------------------

    TAXES PAYABLE                                     0 - 30 DAYS      31 - 60 DAYS     61 - 90 DAYS        TOTAL
               1      FEDERAL                                    -                                                  -
               2      STATE                                      -                                                  -
               3      LOCAL                                      -                                                  -
               4      OTHER (ATTACH LIST)                        -                                                  -
               5      TOTAL TAXES PAYABLE                        -                -                -                -

               6      ACCOUNTS PAYABLE                                                                              -

    STATUS OF POSTPETITION TAXES                                              MONTH:       February 2000
                                                                                    ----------------------------

    FEDERAL (ADP REPORTS ATTACHED)                  BEGINNING TAX         AMOUNT        AMOUNT PAID       ENDING TAX
                                                     LIABILITY *         WITHHELD                         LIABILITY

               1      WITHHOLDING  **                            -          145,396          145,396                -
               2      FICA-EMPLOYEE  **                          -           32,415           32,415                -
               3      FICA-EMPLOYER  **                          -           32,415           32,415                -
               4      UNEMPLOYMENT                               -              586              586                -
               5      INCOME                                     -                -                -                -
               6      OTHER(ATTACH LIST)                         -                -                -                -
               7      TOTAL FEDERAL TAXES                        -          210,812          210,812                -

    STATE AND LOCAL
               8      WITHHOLDING                                -            1,821            1,821                -
               9      SALES                                      -                -                -                -
              10      EXCISE                                     -                -                -                -
              11      UNEMPLOYMENT                               -            1,795            1,795                -
              12      REAL PROPERTY                              -                -                -                -
              13      PERSONAL PROPERTY                          -                -                -                -
              14      OTHER (ATTACH LIST)                        -                -                -                -
              15      TOTAL   STATE & LOCAL                      -            3,616            3,616                -
              16      TOTAL TAXES                                -          214,427          214,427                -
                                                                                  -
              *  Beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
             **  Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        Monthly Operating Report

                                                             ACCRUAL BASIS-5

CASE NAME: PHYSICIANS RESOURCE GROUP, INC.

CASE NUMBER: 00-30748-RCM


    The debtor in possession must complete the reconciliation below for each bank account, including general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

********** ALL AMOUNTS ARE UNAUDITED **********


BANK RECONCILIATIONS                                                                MONTH:       February 2000
                                                                                           ---------------------------

          A.              BANK                                 SWBOT                           COMERICA    *
          B.              ACCOUNT NUMBER                       326003                         1880647522        TOTAL
          C.              PURPOSE  (TYPE)                  OPERATING (1)                      TAX ESCROW
                  1       BALANCE PER BANK STATEMENT        3,384,313                                           3,384,313
                  2       ADD: TOTAL DEPOSITS NOT                                                                       -
                          CREDITED
                  3       SUBTRACT: OUTSTANDING CHECKS         25,705                                              25,705
                  4       OTHER RECONCILING ITEMS                                                                       -
                  5       MONTH END BALANCE PER BOOKS       3,358,607                 -          905,566        4,264,173
                  6       NUMBER OF LAST CHECK WRITTEN           1212                           N/A
                     *    Escrow for tax payments resulting from the Ernst &
                          Young review of IRS transcripts for Physicians
                          resource Group, Inc. and affiliate companies.
                     (1)  This is a zero balance account. Cash balances at the
                          end of the day are swept into overnight interest
                          bearing investments.

INVESTMENT ACCOUNTS                                                               MONTH:       February 2000
                                                                                           ---------------------------
BANK ACCOUNT                                              DATE OR           TYPE OF          PURCHASE         CURRENT
NAME AND NUMBER                                           PURCHASE         INSTRUMENT         PRICE            VALUE
                  7       Southwest Bank of Texas          2-Nov-99        US Treasury Bill   22,999,076       23,377,692
                  8       Southwest Bank of Texas         21-Jan-00        US Treasury Bill    9,999,751       10,053,836
                  9       Southwest Bank of Texas          4-Feb-00        US Treasury Bill   11,498,315       11,538,713
                 10       Southwest Bank of Texas         21-Jan-00        Cert of Deposit       154,000          154,887
                 11       TOTAL INVESTMENTS                                                   44,651,142       45,125,128

         CASH
                 12       CURRENCY ON HAND                                                                              -

                 13       TOTAL CASH - END OF MONTH                                                            49,389,301

                                                        Monthly Operating Report
                                                             ACCRUAL BASIS-6

CASE NAME: PHYSICIANS RESOURCE GROUP, INC.

CASE NUMBER: 00-30748-RCM

                                                           MONTH:  February 2000

********** ALL AMOUNTS ARE UNAUDITED **********

    PAYMENTS TO INSIDERS AND PROFESSIONALS

    OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO FOR INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e. g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.


      INSIDERS
                                     NAME                 TYPE OF        AMOUNT PAID       TOTAL PAID
                                                          PAYMENT                           TO DATE
                 1       LANE EDENBURN                    SALARY               14,583           14,583
                 2       KAREN NICOLAOU                   SALARY               11,666           11,666
                 3       MICHAEL YEARY                    SALARY               37,500           37,500
                 4       KAREN NICOLAOU                EXP REIMBRMT             1,550            1,550
                 5       MICHAEL YEARY                 EXP REIMBRMT             1,074            1,074
                 6       TOTAL PAYMENTS TO INSIDERS                            66,373           66,373



    PROFESSIONALS
                                     NAME                 DATE OF           AMOUNT     AMOUNT PAID      TOTAL PAID       TOTAL
                                                        COURT ORDER        APPROVED                       TO DATE      INCURRED &
                                                        AUTHORIZING                                                    UNPAID *
                                                          PAYMENT                                                         (1)
                 1       ANDREWS & KURTH                                                          -                -       250,000
                 2       JACKSON & WALKER                                                         -                -       185,600
                 3       MAN FRANKFORT                                                            -                -             -
                 4       ORDINARY COURSE                                                      2,016            2,016       281,617
                         PROFESSIONALS                                                       40,000           40,000             -
                 5       DAVID HORN
                 6            TOTAL PAYMENTS TO                                              42,016           42,016       717,217
                                PROFESSIONALS

                 *   INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED.
                (1) PURSUANT TO COURT ORDER, FEBRYARY INVOICES FOR THE REFERENCED PROFESSIONALS ARE NOT DUE UNTIL 25MAR00. AMOUNTS INCLUDED UNDER THE CAPTION "TOTAL INCURRED & UNPAID" REPRESENT GOOD FAITH ESTIMATES OF AMOUNTS DUE TO THE REFERENCED PROFESSIONAL FOR THE CURRENT REPORTING PERIOD.


POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS



                         NAME OF CREDITOR                SCHEDULED         AMOUNTS           TOTAL
                                                          MONTHLY        PAID DURING         UNPAID
                                                       PAYMENTS DUE         MONTH         POSTPETITION
                 1
                 2
                 3
                 4
                 5
                 6       TOTAL

CASE NAME: PHYSICIANS RESOURCE GROUP, INC.              MONTHLY OPERATING REPORT

CASE NUMBER:  00-30748-RCM                                  ACCRUAL BASIS - 7

QUESTIONNAIRE                                                   MONTH:    February, 2000
                                                                          ------------------------------

                                                                        YES             NO
1     Have any assets been sold or transferred outside                                  X
      the normal course of business in this reporting
      period?
2     Have any funds been disbursed from any account                     X
      other than a debtor in possession account?
3     Are any postpetition receivables (accounts, notes                                 X
      or loans) due from related parties?
4     Have any payments been made on prepetition                         X
      liabilities this reporting period?
5     Have any postpetition loans been received by the                                  X
      debtor from any party?
6     Are any postpetition payroll taxes past due?                                      X
7     Are any postpetition state or federal income                                      X
      taxes past due?
8     Are any postpetition real estate taxes past due?                                  X
9     Are any other postpetition taxes past due?                                        X
10    Are any amounts owed to postpetition creditors                                    X
      delinquent?
11    Have any prepetition taxes been paid during the                    X
      reporting period?
12    Are any wage payments past due.                                                   X

If the answer to any of the above questions is "yes," provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE
                                                                        YES             NO
1     Are workers compensation, general liability and                    X
      other necessary insurance coverages in effect?
2     Are all premium payments paid current.                                            X
3     Please itemized policies below.                                SCHEDULE ATTACHED

If the answer to any of the above questions is "no", or if any policies have been cancelled or not renewed during the reporting period, provide and explanation below. Attach additional sheets if necessary.

INSTALLMENT PAYMENTS
TYPE OF POLICY                                            CARRIER              PERIOD            PAYMENT
                                                                              COVERED               AMOUNT    FREQUENCY
1     Property "all risk" except policy exclusions        Hartford          12/99 - 12/00           11,673     MNTHLY

2     Umbrella Liability excess of schedule of
      underlying insurance                                TIG Specialty     06/99 - 06/00           48,579     QTRLY



CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                      RESPONSES TO QUESTIONNAIRE
CASE NUMBER: 00-30748-RCM
                                                         MONTH: FEBRUARY 2000



QUESTIONNAIRE
-------------------------------------------------------------
2                   Disbursements from non-DIP accounts.
                    -----------------------------------------

                    Payments from SWBOT accounts were made for post petition amounts subsequent to the filing and prior to changing the account styling to included the DIP designation.



4                   Payments on pre-petition liabilities.
                    -----------------------------------------

                    The following amounts representing pre-petition claims were inadvertently paid to creditors during the reporting period.

                    Automated Data Processing                                 446.58
                    Capital Services Corp                                      66.00
                    Pacific Gas & Electric                                    318.18
                                                                    ----------------
                    Total payments on pre-petition liabilities                830.76
                                                                    ================

11                  Prepetition taxes
                    -----------------------------------------

                    One thousand four hundred dollars ($1,400) was paid to the State of Delaware for franchise taxes for Physician's
                    Resource Group, Inc. and its affiliated companies. A list of the Delaware file numbers and related amounts is attached.


Insurance:
-------------------------------------------------------------

2                   Premiums paid currently.
                    -----------------------------------------

                    In accordance with the cash management orders, PRG instructed its bank not to honor checks presented after 01FEB00 dated 31JAN00 and prior. Included in these outstanding items were $12,200 in checks payable to AON Risk
                    Services of Texas. The company is currently in the process of reconciling their account with AON, and the accounts will be brought current after obtaining appropriate payment authority for the court. PRG has not received notice of cancellation or potential cancellation.

CASE NAME: PHYSICIANS RESOURCE GROUP, INC.           MONTHLY OPERATING REPORT

CASE NUMBER: 00-30748-RCM                         SCHEDULE OF INSURANCE COVERAGE

                                                      MONTH:  FEBRUARY, 2000
                                                            -------------------

                                                                                  POLICY PERIOD
                                                                                 ---------------                         LIMIT OF
              TYPE OF COVERAGE                          CARRIER                     INCEPTION    EXPIRATION   PREMIUM:   LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
1    Directors, Officers and Corporate Liability        National Union Fire Insur    20-Apr-99    20-Apr-00    $724,000  $10,000,000
     (Renewal and Extension)                            Co of Pittsburgh, PA

2    Directors, Officers and Corporate Liability        National Union Fire Insur    20-Apr-00    20-Apr-01    $450,000  $10,000,000
     (One year extension of coverage)                   Co of Pittsburgh, PA


3    Directors, Officers and Corporate Liability        National Union Fire Insur    20-Apr-01    20-Apr-07    $450,000  $10,000,000
     (Six year run off.)                                Co of Pittsburgh, PA

4    Employed Lawyers Liability Insurance               National Union Fire Insur    20-Apr-99    20-Apr-00    $  9,160  $ 5,000,000
                                                        Co of Pittsburgh, PA

5    Commercial Crime                                   National Union Fire Insur    20-Apr-99    20-Apr-00    $ 15,591  $ 5,000,000
                                                        Co of Pittsburgh, PA

6    Workers Compensation - Standard forms; Extended    Hartford Insurance Co/       31-Dec-99    31-Dec-00    $ 28,259  $ 1,000,000
     Broad Form endorsement where applicable            Hartford Mid West Insur

7    Auto Standard Forms & Broad Form Auto              Hartford Insurance Co        31-Dec-99    31-Dec-00    $  2,300  $ 1,000,000
     Endorsements

8    Property                                           Hartford Insurance Co        31-Dec-99    31-Dec-00    $140,073  $43,835,755

9    Umbrella Liability                                 TIG Specialty Insurance      1-Jun-99      1-Jun-00    $185,061  $10,000,000